SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

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                          DWS Large Company Growth Fund

The following information revises similar disclosure in "The Fund's Main Investment Strategy" section of the prospectuses.

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital.

The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2007, the Russell 1000 Growth Index had a median market capitalization of $6.26 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the index. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

The fund may also invest up to 20% of its assets in stocks and other securities of companies not publicly traded in the United States.

In managing the fund, the managers use a combination of three analytical disciplines:

o Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

o Fundamental company research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, and attractive prices relative to potential growth, sound financial strength and effective management, among other factors. The fund will invest in companies that are highly rated by the Advisor's




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                                                                       SCUDDER
                                                           Deutsche Bank Group

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   internal analysts on its proprietary research platform. These recommendations will be supplemented by the managers when appropriate. While fundamental research will remain as the primary means of security selection, quantitative analysis will also be used to supplement the selection process and assist in portfolio optimization and risk control.

o Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the fund may use futures, options and covered call options.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.



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The following information supplements the "Secondary risks" subsection of the
"Other Policies and Secondary Risks" section of the prospectuses.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets. To the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors.

The following portfolio manager has been added to the existing portfolio management team as listed in the "Portfolio management" subsection of the "Who Manages and Oversees the Fund" section of the prospectuses.

  Brendan O'Neill, CFA
  Vice President, Deutsche Asset Management and Portfolio Manager of the fund.
    o Joined Deutsche Asset Management in
      2000 and joined the fund in 2007.
    o Equity Research Analyst covering the
      financial services sector since 2001.
    o Previously served as a member of the
      Large Cap Core Equity team.
    o BA, Queens College, CUNY; MS, Zicklin
      School of Business, Baruch College.





               Please Retain This Supplement for Future Reference


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